UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Devon Energy Corporation (“Devon”) was held on Wednesday, June 4, 2014. In connection with the meeting, proxies for the meeting were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the meeting, all of which were described in Devon’s Notice of 2014 Annual Meeting of Stockholders and Proxy Statement (the “2014 Proxy Statement”).

1.	The stockholders elected each of Devon’s ten nominees to serve on Devon’s Board of Directors for a one-year term. The vote tabulation with respect to the nominees is as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	296,464,299	4,696,164	48,118,928
John E. Bethancourt	297,794,844	3,365,619	48,118,928
Robert H. Henry	274,749,895	26,410,568	48,118,928
John A. Hill	296,681,178	4,479,285	48,118,928
Michael M. Kanovsky	294,417,709	6,742,754	48,118,928
Robert A. Mosbacher, Jr.	296,212,134	4,948,329	48,118,928
J. Larry Nichols	296,623,232	4,537,231	48,118,928
Duane C. Radtke	297,905,866	3,254,597	48,118,928
Mary P. Ricciardello	293,082,604	8,077,859	48,118,928
John Richels	289,115,723	12,044,740	48,118,928

2.	The Board proposal for an advisory (non-binding) vote on the compensation of our named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
272,371,411	26,918,876	1,870,176	48,118,928

3.	The appointment of KPMG LLP as Devon’s Independent Auditors for 2014 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
346,013,410	2,689,297	576,684	0

4.	The stockholder proposal for a Report on Plans to Address Climate Change failed. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
60,025,247	232,150,351	8,984,865	48,118,928

5.	The stockholder proposal for a Report Disclosing Lobbying Policy and Activity failed. The results of the vote are as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
80,211,487	213,508,137	7,440,839	48,118,928

The stockholder proposal for a Report on Lobbying Activities Related to Energy Policy and Climate Change that appeared in the 2014 Proxy Statement was not presented as the proponent withdrew the proposal prior to the meeting. However, if the proposal had been presented, the proposal would have failed due to a lack of stockholder support. Broadridge Financial Solutions, Inc., our Inspector of Elections, has certified to us that the proposal received 46,238,249 votes for, 237,515,267 votes against, 17,406,947 abstentions and 48,118,928 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date: June 5, 2014